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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): April 9, 2004


                            NOBLE INTERNATIONAL, LTD.
               (Exact Name of Registrant as Specified in Charter)



          Delaware                    001-13581               38-3139487
----------------------------    --------------------     -----------------------
(State or Other Jurisdiction         (Commission           (I.R.S. Employer
     of Incorporation)              File Number)          Identification No.)


28213 Van Dyke Avenue, Warren, Michigan                          48093
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(Address of Principal Executive Offices)                       (Zip Code)



       Registrant's telephone number, including area code: (586) 751-5600


                                       N/A
                           --------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events and Regulation FD Disclosure

         On March 30, 2004, Noble International, Ltd. (the "Company") filed with the Securities and Exchange Commission its annual report on Form 10-K for its fiscal year ended December 31, 2003 (the "Form 10-K"), and disclosed that the Company's 2004 Annual Meeting of the stockholders would be held on May 5, 2004. Notwithstanding the Form 10-K disclosure, the Company will hold its 2004 Annual Meeting on May 12, 2004 at Oakland Hills Country Club in Bloomfield Hills, Michigan. The Company has changed the date of the 2004 Annual Meeting to encourage greater participation by its stockholders, which the Company considers an important factor for maintaining open and direct communication with the Company's officers and board of directors. The Company will notify its stockholders of the 2004 Annual Meeting date by providing written notice in the manner prescribed under the Company's bylaws.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 9, 2004
                                          NOBLE INTERNATIONAL, LTD.,
                                          a Delaware corporation


                                          By: /s/  Michael C. Azar
                                              ----------------------------------
                                                   Michael C. Azar
                                                   Secretary and General Counsel



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